Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstart]
Schedule of Milestone Payments are to be made upon Achievements of Certain Conditions	The aggregate amounts of the contingent milestone payments that the Group is required to pay up to different achievements of conditions and milestones under all license agreements in effect as of December 31, 2023 are below:
Amount
Drug molecules: up to the conditions and milestones of
Preclinical to IND filing	$132,564
From entering phase 1 to before first commercial sale	17,376,410
First commercial sale	11,882,051
Net sales amount more than certain threshold in a year	44,769,231
Subtotal	$74,160,256

Diagnostics technology: up to the conditions and milestones of
Before FDA approval	$208,656
$74,368,912